                                                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into St. Mary Land & Exploration Company and subsidiaries previously filed Form S-8 Registration Statement Nos.
033-61850, 333-30055, 333-58273 and 333-35352.

                                                     /s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
    March 22, 2002.